Exhibit 99.1
The Trade Desk Reports Second Quarter 2026 Financial Results
LOS ANGELES--(BUSINESS WIRE)--August 6, 2026--The Trade Desk, Inc. (“The Trade Desk,” the “Company” or “we”) (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its second quarter ended June 30, 2026.

“This quarter did not meet the standard we set for ourselves, but it has reinforced our belief that we are focused on the right opportunities for the future,” said Jeff Green, Co-Founder and CEO of The Trade Desk. “Marketers are navigating a complex environment, but complexity increases the value of decisioning, measurement and AI. We have a clear understanding of the factors that impacted our performance, and we are taking decisive action to strengthen our execution, upgrade our platform, and sharpen our focus on the areas where we can create the greatest value. While there is work ahead, I am confident our actions will help marketers drive better business outcomes and support the shift of media budgets toward the open internet.”
Second Quarter 2026 Financial Highlights:
The following table summarizes the Company’s unaudited consolidated financial results for the three and six months ended June 30, 2026 and 2025 ($ in millions, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP Results
Revenue	$715	$694	$1,404	$1,310
Increase in revenue year over year	3%	19%	7%	22%
Net income	$64	$90	$104	$141
Net income margin	9%	13%	7%	11%
GAAP diluted earnings per share	$0.14	$0.18	$0.22	$0.28

Non-GAAP Results
Adjusted EBITDA	$241	$271	$447	$479
Adjusted EBITDA margin	34%	39%	32%	37%
Non-GAAP net income	$158	$203	$292	$368
Non-GAAP diluted earnings per share	$0.34	$0.41	$0.62	$0.74
Second Quarter and Recent Business Highlights:
•Strong Customer Retention: Customer retention remained over 95% during the second quarter, as it has for over a decade.

•New Innovation and Partnership Announcements:
◦Dentsu named The Trade Desk as the first DSP partner for its new end-to-end retail data offering from New Stream Media.
◦The Trade Desk expanded its commerce media ecosystem through integrations with leading travel, hospitality and mobility including Booking.com, Agoda, Kayak, Priceline, Marriott, Uber and United Airlines, helping advertisers activate high-intent commerce and travel signals and unify campaign activation, measurement and optimization across the open internet.
◦Databricks named The Trade Desk a launch partner for CustomerLake, connecting first-party data and agentic AI directly to media execution across the open internet.
◦Adobe and The Trade Desk forged a new integration connecting paid media exposure data directly to first-party profiles in Adobe Real-Time CDP.

•Connected TV (CTV): The Trade Desk offers advertisers access to premium inventory across major networks and streaming services around the world.
◦Netflix joined The Trade Desk’s Sellers and Publishers 500+, enabling advertiser access to Netflix’s premier streaming environment automatically through the company’s scaled inventory marketplace.
◦Samsung Ads opened its premium home screen inventory to programmatic buyers, with The Trade Desk named among the first platforms granted access, giving advertisers a unified view of creative and measurement performance.
•Strengthened Executive Leadership and Governance:
◦The Trade Desk recently appointed Nate Olmstead as Chief Financial Officer, Sarah Gavin as Chief Marketing Officer and EVP, Kristi Argyilan as Chief Commercial Officer and EVP, Ron Lamprecht as Chief Business Development Officer and SVP, and Vinny Rinaldi as Vice President of Client Strategy & Growth, further strengthening the company’s leadership across finance, marketing, commercial strategy, data partnerships and strategic partnerships.
◦The Company also added advertising, AI, and global scaling expertise to its Board of Directors, through the appointments of Penry Price and David Haddad to its board of directors.

•Share Repurchases: The Company used approximately $78 million of cash to repurchase its Class A common stock in the second quarter of 2026. As of June 30, 2026, the Company had $269 million available and authorized for repurchases.

•Industry Recognition:
◦Wall Street Journal’s Best Companies for the Future, 2026
◦Newsweek’s America’s Greatest Workplaces, 2026
◦Newsweek’s America’s Greatest Workplaces for Entry Level, 2026
◦QKS SPARK Matrix, Leader - Ad Tech Platforms, 2026

Financial Guidance:
Third Quarter 2026 outlook summary:
•Revenue at least $650 million
•Adjusted EBITDA of approximately $160 million
The Company has not provided an outlook for GAAP net income or reconciliation of Adjusted EBITDA guidance to net income, the closest corresponding U.S. GAAP measure, because net income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges included in the calculation of this GAAP measure; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. The Company expects the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.
Use of Non-GAAP Financial Information
Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP net income and Non-GAAP diluted earnings per share (“EPS”) that supplement the Condensed Consolidated Statements of Operations of the Company prepared under generally accepted accounting principles (“GAAP”). Adjusted EBITDA is net income before depreciation and amortization expense; stock-based compensation expense; interest income, net; and provision for income taxes. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue, and Adjusted EBITDA margin’s closest corresponding U.S. GAAP measure is net income margin, which is GAAP net income divided by revenue. Non-GAAP net income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP net income and non-GAAP diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company's profitability, operational trends and financial performance. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management and securities analysts. However, the non-GAAP financial measures should not be considered in isolation of, as a replacement for, or as superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.
Second Quarter 2026 Financial Results Webcast and Conference Call Details

•When: August 6, 2026 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
•Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com. Following the call, a replay will be available on the Company’s website.
•Dial-in: To access the call via telephone in North America, please dial 877-545-0320. For callers outside the United States, please dial +1-973-528-0002. Participants should reference the conference call ID code “515323” after dialing in.
•Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 54293). Outside the United States, please dial +1-919-882-2331 (replay code: 54293). The audio replay will be available via telephone until August 13, 2026.

The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com), its X feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk), Facebook page (https://www.facebook.com/TheTradeDesk) and Jeff Green’s LinkedIn profile (https://www.linkedin.com/in/jefftgreen) as a means of disclosing information about the Company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.
About The Trade Desk
The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, X, LinkedIn and YouTube.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to industry and market trends, the Company’s growth and financial targets, such as revenue and Adjusted EBITDA. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s ability to maintain and grow its client base and revenue through its platform and related offerings, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$715,057	$694,039	$1,403,914	$1,310,060
Operating expenses (1):
Platform operations	184,333	150,980	366,303	293,819
Sales and marketing	174,404	161,131	346,583	313,874
Technology and development	140,742	134,251	283,462	266,653
General and administrative	114,001	130,900	239,342	264,485
Total operating expenses	613,480	577,262	1,235,690	1,138,831
Income from operations	101,577	116,777	168,224	171,229
Other expense (income):
Total other income, net	(11,514)	(16,424)	(23,825)	(37,741)
Income before income taxes	113,091	133,201	192,049	208,970
Provision for income taxes	48,697	43,072	87,658	68,163
Net income	$64,394	$90,129	$104,391	$140,807
Earnings per share:
Basic	$0.14	$0.18	$0.22	$0.29
Diluted	$0.14	$0.18	$0.22	$0.28
Weighted-average shares outstanding:
Basic	468,359	490,631	471,494	492,767
Diluted	469,948	495,776	473,397	499,340
___________________________
(1) Includes stock-based compensation expense as follows:
THE TRADE DESK, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Platform operations	$8,816	$9,083	$17,214	$18,300
Sales and marketing	30,645	30,368	57,663	59,304
Technology and development	43,138	42,800	83,921	83,781
General and administrative (1)	26,957	46,634	59,804	95,753
Total	$109,556	$128,885	$218,602	$257,138
___________________________
(1) Includes stock-based compensation expense relating to a long-term CEO performance grant of $19 million for the three months ended June 30, 2025, as well as $5 million and $43 million for the six months ended June 30, 2026 and 2025, respectively. There was no stock-based compensation expense relating to a long-term CEO performance grant in the three months ended June 30, 2026.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of June 30, 2026	As of December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$1,122,979	$658,175
Short-term investments, net	362,354	644,882
Accounts receivable, net	3,200,824	3,770,194
Prepaid expenses and other current assets	129,670	187,753
Total current assets	4,815,827	5,261,004
Property and equipment, net	455,151	396,819
Operating lease assets	335,228	342,042
Deferred income taxes	55,700	55,700
Other assets, non-current	102,540	97,655
Total assets	$5,764,446	$6,153,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,562,580	$3,007,651
Accrued expenses and other current liabilities	150,174	181,991
Operating lease liabilities	80,922	76,355
Total current liabilities	2,793,676	3,265,997
Operating lease liabilities, non-current	353,188	359,975
Other liabilities, non-current	43,230	42,857
Total liabilities	3,190,094	3,668,829

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	3,293,840	3,075,303
Accumulated deficit	(719,488)	(590,912)
Total stockholders’ equity	2,574,352	2,484,391
Total liabilities and stockholders’ equity	$5,764,446	$6,153,220

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Six Months Ended June 30,
	2026	2025
OPERATING ACTIVITIES:
Net income	$104,391	$140,807
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	61,571	50,689
Stock-based compensation expense	218,602	257,138
Noncash lease expense	38,057	34,253
Provision for expected credit losses on accounts receivable	4,290	1,177
Gain on sale of property and equipment	(13,772)	—
Other	4,850	(13,899)
Changes in operating assets and liabilities:
Accounts receivable	548,109	80,033
Prepaid expenses and other current and non-current assets	59,754	(18,281)
Accounts payable	(427,941)	(19,839)
Accrued expenses and other current and non-current liabilities	(16,828)	(24,081)
Operating lease liabilities	(35,684)	(31,551)
Net cash provided by operating activities	545,399	456,446
INVESTING ACTIVITIES:
Purchases of investments	(238,872)	(577,834)
Sales of investments	112,060	—
Maturities of investments	409,583	346,120
Purchases of property and equipment	(125,966)	(104,352)
Proceeds from sale of property and equipment	15,513	—
Capitalized software development costs	(7,399)	(5,739)
Business acquisition	—	(4,350)
Net cash provided by (used in) investing activities	164,919	(346,155)
FINANCING ACTIVITIES:
Repurchases of Class A common stock	(241,331)	(647,093)
Proceeds from exercise of stock options	4,706	14,085
Proceeds from employee stock purchase plan	11,929	32,450
Taxes paid relating to net settlement of restricted stock	(20,818)	(57,048)
Proceeds from short-term borrowings	—	74,239
Net cash used in financing activities	(245,514)	(583,367)
Increase (decrease) in cash and cash equivalents	464,804	(473,076)
Cash and cash equivalents—Beginning of period	658,175	1,369,463
Cash and cash equivalents—End of period	$1,122,979	$896,387

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)
(Unaudited)
The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Net income	$64,394	$90,129	$104,391	$140,807
Add back (deduct):
Depreciation and amortization expense	30,140	26,704	61,571	50,689
Stock-based compensation expense	109,556	128,885	218,602	257,138
Interest income, net	(11,508)	(18,035)	(24,877)	(38,167)
Provision for income taxes	48,697	43,072	87,658	68,163
Adjusted EBITDA	$241,279	$270,755	$447,345	$478,630

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
GAAP net income	$64,394	$90,129	$104,391	$140,807
Add back (deduct):
Stock-based compensation expense	109,556	128,885	218,602	257,138
Adjustment for income taxes	(16,396)	(15,940)	(31,218)	(29,878)
Non-GAAP net income	$157,554	$203,074	$291,775	$368,067

GAAP diluted earnings per share	$0.14	$0.18	$0.22	$0.28

GAAP weighted-average shares outstanding—diluted	469,948	495,776	473,397	499,340

Non-GAAP diluted earnings per share	$0.34	$0.41	$0.62	$0.74

Non-GAAP weighted-average shares used in computing Non-GAAP earnings per share, diluted	469,948	495,776	473,397	499,340

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